                                                            File Nos. 333-63546
                                                                      811-10423

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               -----------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No. __              [_]


                        Post-Effective Amendment No. 8 [X]


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                               Amendment No. 10 [X]


                               -----------------

               SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.
              (Exact name of registrant as specified in charter)

                               -----------------

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                   (Address of principal executive offices)

                               -----------------

                Registrant's Telephone Number: 212-850-1864 or
                            Toll Free: 800-221-2450

                               -----------------

                         LAWRENCE P. VOGEL, Treasurer
                                100 Park Avenue
                           New York, New York 10017
                    (Name and address of agent for service)

                               -----------------

It is proposed that this filing will become effective (check appropriate box):


[X] immediately upon filing pursuant    [_] on (date) pursuant to paragraph
    to paragraph (b)                        (a)(1)

[_] on (date) pursuant to paragraph (b) [_] 75 days after filing pursuant to paragraph (a)(2)

[_] 60 days after filing pursuant to    [_] on (date) pursuant to paragraph
    paragraph (a)(1)                        (a)(2) of rule 485.


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS

                                                               February 1, 2006

Seligman
Investment Grade
Fixed Income Fund, Inc.

          Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk and, Secondly, Capital Appreciation.

The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

TXIG1 2/2006

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



 THE FUND

       Investment Objectives.......................................          1

       Principal Investment Strategies.............................          1

       Principal Risks.............................................          2

       Portfolio Holdings..........................................          4

       Past Performance............................................          4

       Fees and Expenses...........................................          6

       Management..................................................          7

 SHAREHOLDER INFORMATION

       Deciding Which Class of Shares to Buy.......................         12

       Pricing of Fund Shares......................................         17

       Opening Your Account........................................         18

       How to Buy Additional Shares................................         19

       How to Exchange Shares Among the Seligman Mutual Funds......         20

       How to Sell Shares..........................................         20

       Important Policies That May Affect Your Account.............         21

       Frequent Trading of Fund Shares.............................         22

       Dividends and Capital Gain Distributions....................         23

       Taxes.......................................................         24

       The Seligman Mutual Funds...................................         25

 FINANCIAL HIGHLIGHTS..............................................         28

 HOW TO CONTACT US.................................................         33

 FOR MORE INFORMATION.............................................. back cover

The Fund

Investment Objectives

The Fund seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will normally invest at least 80% of its net assets in a diversified portfolio of investment grade fixed-income securities. The Fund may invest in securities of any duration.

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody's Investors Service ("Moody's") or by Standard & Poor's Ratings Services ("S&P"), or, if unrated, deemed by the Fund's manager to be of comparable quality. They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

The Fund may invest up to 20% of its net assets in debt securities rated Ba by Moody's or BB by S&P, or, if unrated, debt securities deemed by the Fund's manager to be of comparable quality. These high-yield, high-risk, medium to lower quality bonds and notes, as well as those rated lower, are commonly referred to as "junk bonds." The Fund will not invest in junk bonds rated below Ba by Moody's or BB by S&P, or, if unrated, junk bonds deemed by the Fund's manager to be of comparable quality.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("144A Securities"). The Fund will invest its net assets primarily in US dollar-denominated fixed-income securities of US issuers. However, the Fund may also invest in US dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 10% of its net assets in non-US dollar-denominated fixed-income securities of US or foreign issuers.

The Fund's investment limitations and Moody's and S&P ratings restrictions will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

The Fund's investment approach combines macroeconomic analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. The Fund's manager considers trends in the fixed-income market and evaluates long-term trends in interest rates. Generally, if the Fund's manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the Fund's manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities (securities with longer maturities typically offer higher yields but are subject to greater price volatility than securities with shorter maturities). In considering how much of the Fund's assets to invest in any fixed-income market sector, the manager will look at the relative value offered by the specific sectors. In selecting individual securities for the Fund, the Fund's manager evaluates each security's particular characteristics, such as duration, yield, quality, and relative value.

The Fund generally sells securities when the Fund's manager believes that: the direction of long-term interest rates is changing; credit quality of the issuer is deteriorating; better opportunities exist in the market; or yield spreads have become too narrow to justify the added volatility of securities with longer maturities. The Fund may also sell securities to meet cash requirements.


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's manager are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional securities). The Fund may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objectives.


The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee that the Fund will achieve its objectives.

Principal Risks


The Fund's net asset value, yield and total return will fluctuate with changes in the yield and market value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them. The principal factors that may affect the value of the Fund's securities holdings are: (i) changes in interest rates, (ii) the credit worthiness of the issuers of securities held by the Fund, (iii) unanticipated prepayment, and (iv) the decline of the bond market.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the Fund's manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.


Interest-Rate Risk. Changes in market interest rates will affect the value of securities held by the Fund. Generally, the market value of fixed-income securities moves in the opposite direction of interest rates; the market value decreases when interest rates rise and increases when interest rates fall. The Fund's net asset value per share generally moves in the same direction as the market value of the securities that it holds. Therefore, if interest rates rise, you should expect the Fund's net asset value per share to fall.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Fund holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of a shorter duration.

Credit Risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a fixed-income security would not be able to make interest and/or principal payments. If the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.


While the Fund is required to invest at least 80% of its net assets in securities rated investment grade, there is no guarantee that these securities are free from credit risk. Ratings by Moody's and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Frequently there is a lag between a change in an issuer's circumstances and the time its rating is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Prepayment Risk. Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.


Market Risk. Fixed income securities are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds depends on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.


The Fund is also subject to the following risks:

Junk-Bond Risk. Junk bonds in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade securities. Junk bonds have a greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.


An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's investment grade securities will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated junk bonds is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Junk bonds, like investment grade securities, are traded principally by dealers in the over-the-counter market. The market for junk bonds may be less active and less liquid than for higher-rated investment-grade bonds. Under adverse market, economic or other conditions, the secondary market for these junk bonds could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign Securities and Illiquid Securities Risk. Foreign securities and illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, investment, expropriation and repatriation restrictions, and custody risks.

Zero-Coupon and Pay-In-Kind Risk. "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

Portfolio Turnover Risk. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower its yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Website References

The references in this Prospectus to the investment manager's website or any other website are inactive textual references, and information contained in or otherwise accessible through these websites do not form a part of this Prospectus.


Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.



Past Performance


The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's Classes compares to two widely-used measures of performance.


Although the Fund's fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The Fund's average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and the table assume that all dividends and capital gain distributions were reinvested. Since the Fund's inception, Seligman has contractually undertaken to reimburse expenses, other than management and 12b-1 fees, that exceed 0.50% per annum of the Fund's average daily net assets. Such reimbursement will remain in effect at least until January 31, 2007. Absent such reimbursements, returns would have been lower.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

CLASS A ANNUAL TOTAL RETURN - CALENDAR YEAR


                                    [CHART]

2002        2003       2004       2005
-----      ------     ------     ------
8.55%       4.13%      2.33%      0.92%


              Best quarter return: 5.45% - quarter ended 9/30/02.

             Worst quarter return: -2.73% - quarter ended 6/30/04.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                      SINCE
                                                             ONE    INCEPTION
                                                             YEAR   10/01/01
-------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------
Return before taxes                                         (3.84)%   2.40%
-------------------------------------------------------------------------------
Return after taxes on distributions                         (4.93)    1.08
-------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (2.50)    1.26
-------------------------------------------------------------------------------
CLASS B                                                     (4.71)    2.39
-------------------------------------------------------------------------------
CLASS C                                                     (1.75)    2.59
-------------------------------------------------------------------------------
CLASS D                                                     (0.80)    2.82
-------------------------------------------------------------------------------
CLASS R                                                     (0.24)    1.69/(1)/
-------------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                      2.37     5.15
-------------------------------------------------------------------------------
LIPPER CORPORATE DEBT BBB-RATED FUNDS AVERAGE                2.88     6.69
-------------------------------------------------------------------------------

-------------

The Lehman Brothers Government/Credit Index ("Lehman Brothers Index") and the Lipper Corporate Debt BBB-Rated Funds Average ("Lipper Average") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lehman Brothers Index does not reflect any fees, sales charges or taxes, and the Lipper Average does not reflect any sales charges or taxes. The Lehman Brothers Index measures the performance of all bonds that are investment-grade (rated Baa or higher by Moody's, and if unrated by Moody's, BBB or higher by S&P) and the Lipper Average comprises mutual funds that invest at least 65% of total assets in corporate and government debt issues rated in the top four grades. Investors cannot invest directly in an average or index.
(1)Inception date for Class R is 4/30/03. Since this date, the average annual total return of the Lehman Brothers Index was 3.17% and the Lipper Average was 6.07%.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS B CLASS C CLASS D CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          5%      2%      1%      1%
--------------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(2)/  none       1%   none    none
--------------------------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(2)/      5%      1%      1%      1%
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%   0.50%   0.50%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.25%       1.00%   1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses/(3)/                                                                   1.45%       1.45%   1.45%   1.45%   1.45%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/(1)/                                             2.20%       2.95%   2.95%   2.95%   2.45%
--------------------------------------------------------------------------------------------------------------------------------
-------------
(1)Less: Expense Reimbursement                                                        0.95%       0.95%   0.95%   0.95%   0.95%
--------------------------------------------------------------------------------------------------------------------------------
  Net Operating Expenses                                                              1.25%       2.00%   2.00%   2.00%   1.50%
--------------------------------------------------------------------------------------------------------------------------------

(2)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(3)Seligman has contractually undertaken to reimburse the Fund's "other expenses" (other than management and 12b-1 fees) to the extent they exceed 0.50% per annum of average daily net assets of the Fund. This undertaking will remain in effect at least until January 31, 2007.

EXAMPLE


This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses through January 31, 2007 (which reflect the contractual expense reimbursement described above) and (ii) after January 31, 2007, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $596        $1,043        $1,516         $2,818
                    ---------------------------------------------------------------------
                    Class B         703         1,123         1,669          3,026+
                    ---------------------------------------------------------------------
                    Class C         400           915         1,554          3,271
                    ---------------------------------------------------------------------
                    Class D         303           823         1,469          3,203
                    ---------------------------------------------------------------------
                    Class R         253           673         1,220          2,714
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $596        $1,043        $1,516         $2,818
                    ---------------------------------------------------------------------
                    Class B         203           823         1,469          3,026+
                    ---------------------------------------------------------------------
                    Class C         301           915         1,554          3,371
                    ---------------------------------------------------------------------
                    Class D         203           823         1,469          3,203
                    ---------------------------------------------------------------------
                    Class R         153           673         1,220          2,714
                    ---------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing, and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.3 billion in assets as of December 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of December 31, 2005, of approximately $8.1 billion.

The Fund pays Seligman a management fee for its services. The management fee is based on a percentage of the Fund's average daily net assets. For the fiscal year ended September 30, 2005, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.50% of the Fund's average daily net assets. Since the Fund's inception, Seligman has contractually agreed to reimburse expenses (other than management fees and 12b-1 fees) that exceed 0.50% per annum of the Fund's average daily net assets. Such reimbursement will remain in effect at least until January 31, 2007. For the fiscal year ended September 30, 2005, the amount reimbursed was equal to 0.95% of the Fund's average daily net assets.

A discussion regarding the basis for the Fund Board of Director's approval of the investment management agreement between the Fund and Seligman is available in the Fund's Statement of Additional Information and will be made available annually in the Fund's semi-annual report, dated March 31.


PORTFOLIO MANAGEMENT


The Fund is managed by Seligman's Investment Grade Team. The Investment Grade Team is headed by Mr. Christopher J. Mahony. Mr. Mahony, a Senior Vice President, Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. Mr. Mahony is also Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman U.S. Government Securities Fund (a series of Seligman High Income Fund Series), as well as Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Investment Grade Fixed Income Portfolio and Seligman Cash Management Portfolio. Mr. Mahony joined Seligman in April 2001. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed income portfolios.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.



AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.


Seligman Data Corp. ("SDC"):
The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."
Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.







Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy


Each of the Fund's Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:


..  The amount you plan to invest.

.. How long you intend to remain invested in the Fund, or another Seligman mutual fund.


.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, be subject to a CDSC (i.e., a deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.


.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:


                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.



..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.



INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.


If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.


Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

CDSCS. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund's Statement of Additional Information.

ADDITIONAL INFORMATION. For more information regarding Breakpoint Discounts, please consult the Fund's Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.


Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund's Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.


If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Fund without a sales charge and other relevant information, please consult the Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.


CLASS B
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

                   YEARS SINCE PURCHASE                  CDSC
                   ------------------------------------------
                   Less than 1 year                       5%
                   ------------------------------------------
                   1 year or more but less than 2 years   4
                   ------------------------------------------
                   2 years or more but less than 3 years  3
                   ------------------------------------------
                   3 years or more but less than 4 years  3
                   ------------------------------------------
                   4 years or more but less than 5 years  2
                   ------------------------------------------
                   5 years or more but less than 6 years  1
                   ------------------------------------------
                   6 years or more                        0
                   ------------------------------------------

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.







Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the Fund's Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.

In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Fund's Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Discounts and Rights of Accumulation" and "Letter of Intent." Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.

CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D is comparable to the sales charge structure of the other funds offered under the program.

CLASS R*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

..  Annual 12b-1 fee (for distributors and shareholder services) of 0.50%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Fund's Statement of Additional Information or www.seligman.com.


Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.


  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock

Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.


Opening Your Account

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D" and "--Class R."


To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

  YOU MAY BUY SHARES OF THE FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares


After you have made your initial investment, there are many options available to make additional purchases of Fund shares.


Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:


Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.


Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.


Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name, and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds


You may sell this Fund's shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund's shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment. See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.


How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or your financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.

  MEDALLION SIGNATURE GUARANTEE:


  Protects you and each Seligman mutual Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.


If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.


Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.


You may also use the following account service to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a CDSC. If you own Class C, Class D or Class R shares, you may use this service only with respect to shares that you have held for at least one year with respect to Class D and Class R shares, or eighteen months with respect to Class C shares.


Important Policies That May Affect Your Account


To protect you and other shareholders, the Fund reserves the right to:


.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;


..  Reject a medallion signature guarantee that SDC believes may be fraudulent;


.. Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing the account;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); or


.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

..  Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to
 the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);


..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.


Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.


You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other account owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.


During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.


The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund,

Seligman Advisors (the Fund's distributor) or SDC (the Fund's shareholder servicing agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.


Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.


To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.


Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily income dividends.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.


If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.


Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes


The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.


Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Smaller-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.


LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund
Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

INCOME
--------------------------------------------------------------------------------


Seligman High-Yield Fund
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman US Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.


MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high- quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.


Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-producing domestic and international equity secu-rities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2025
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core
Seeks capital appreciation and preservation of capital with current income.

Financial Highlights


The tables below are intended to help you understand the financial performance of the Fund's Classes from inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes. Deloitte & Touche, LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.



CLASS A
-----------------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------
                                                           2005    2004    2003    2002
-----------------------------------------------------------------------------------------
PER SHARE DATA:O
-----------------------------------------------------------------------------------------
Net asset value, beginning of year                          $7.29   $7.48   $7.41   $7.14
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.20    0.17    0.18    0.23
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.12)  (0.06)    0.17    0.29
-----------------------------------------------------------------------------------------
Total from investment operations                             0.08    0.11    0.35    0.52
-----------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.20)  (0.17)  (0.18)  (0.23)
-----------------------------------------------------------------------------------------
  Dividends in excess of net investment income             (0.02)  (0.04)  (0.04)  (0.02)
-----------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --  (0.09)  (0.06)      --
-----------------------------------------------------------------------------------------
Total distributions                                        (0.22)  (0.30)  (0.28)  (0.25)
-----------------------------------------------------------------------------------------
Net asset value, end of year                                $7.15   $7.29   $7.48   $7.41
-----------------------------------------------------------------------------------------
TOTAL RETURN                                                1.06%   1.52%   4.94%   7.48%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                    $14,288 $17,008 $15,055  $6,906
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.25%   1.25%   1.25%   1.25%
-----------------------------------------------------------------------------------------
Ratio of net income to average net assets                   2.76%   2.29%   2.46%   3.18%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                   444.20% 249.13% 508.53% 253.47%
-----------------------------------------------------------------------------------------
Without expense reimbursement:+
-----------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                   2.20%   2.27%   2.50%   5.52%
-----------------------------------------------------------------------------------------
  Ratio of net income (loss) to average net assets          1.81%   1.27%   1.21% (1.09)%
-----------------------------------------------------------------------------------------

-------------

See footnotes on page 32.

CLASS B
-----------------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------
                                                           2005    2004    2003    2002
-----------------------------------------------------------------------------------------
PER SHARE DATA:O
-----------------------------------------------------------------------------------------
Net asset value, beginning of year                          $7.29   $7.48   $7.41   $7.14
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.15    0.11    0.13    0.17
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.13)  (0.06)    0.17    0.30
-----------------------------------------------------------------------------------------
Total from investment operations                             0.02    0.05    0.30    0.47
-----------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.14)  (0.11)  (0.13)  (0.18)
-----------------------------------------------------------------------------------------
  Dividends in excess of net investment income             (0.02)  (0.04)  (0.04)  (0.02)
-----------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --  (0.09)  (0.06)      --
-----------------------------------------------------------------------------------------
Total distributions                                        (0.16)  (0.24)  (0.23)  (0.20)
-----------------------------------------------------------------------------------------
Net asset value, end of year                                $7.15   $7.29   $7.48   $7.41
-----------------------------------------------------------------------------------------
TOTAL RETURN                                                0.31%   0.77%   4.17%   6.69%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                     $3,110  $4,223  $4,441  $3,041
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.00%   2.00%   2.00%   2.00%
-----------------------------------------------------------------------------------------
Ratio of net income to average net assets                   2.01%   1.54%   1.71%   2.43%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                   444.20% 249.13% 508.53% 253.47%
-----------------------------------------------------------------------------------------
Without expense reimbursement:+
-----------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                   2.95%   3.02%   3.25%   6.27%
-----------------------------------------------------------------------------------------
  Ratio of net income (loss) to average net assets          1.06%   0.52%   0.46% (1.85)%
-----------------------------------------------------------------------------------------

-------------

See footnotes on page 32.

CLASS C
-----------------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------
                                                           2005    2004    2003    2002
-----------------------------------------------------------------------------------------
PER SHARE DATA:O
-----------------------------------------------------------------------------------------
Net asset value, beginning of year                          $7.29   $7.48   $7.41   $7.14
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.15    0.11    0.13    0.17
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.13)  (0.06)    0.17    0.30
-----------------------------------------------------------------------------------------
Total from investment operations                             0.02    0.05    0.30    0.47
-----------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.14)  (0.11)  (0.13)  (0.18)
-----------------------------------------------------------------------------------------
  Dividends in excess of net investment income             (0.02)  (0.04)  (0.04)  (0.02)
-----------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --  (0.09)  (0.06)      --
-----------------------------------------------------------------------------------------
Total distributions                                        (0.16)  (0.24)  (0.23)  (0.20)
-----------------------------------------------------------------------------------------
Net asset value, end of year                                $7.15   $7.29   $7.48   $7.41
-----------------------------------------------------------------------------------------
TOTAL RETURN                                                0.31%   0.77%   4.17%   6.69%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                     $1,509  $1,665  $1,862    $636
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.00%   2.00%   2.00%   2.00%
-----------------------------------------------------------------------------------------
Ratio of net income to average net assets                   2.01%   1.54%   1.71%   2.43%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                   444.20% 249.13% 508.53% 253.47%
-----------------------------------------------------------------------------------------
Without expense reimbursement:+
-----------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                   2.95%   3.02%   3.25%   6.27%
-----------------------------------------------------------------------------------------
  Ratio of net income (loss) to average net assets          1.06%   0.52%   0.46% (1.85)%
-----------------------------------------------------------------------------------------

-------------

See footnotes on page 32.

CLASS D
-----------------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------
                                                           2005    2004    2003    2002
-----------------------------------------------------------------------------------------
PER SHARE DATA:O
-----------------------------------------------------------------------------------------
Net asset value, beginning of year                          $7.29   $7.48   $7.41   $7.14
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.15    0.11    0.13    0.17
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.13)  (0.06)    0.17    0.30
-----------------------------------------------------------------------------------------
Total from investment operations                             0.02    0.05    0.30    0.47
-----------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.14)  (0.11)  (0.13)  (0.18)
-----------------------------------------------------------------------------------------
  Dividends in excess of net investment income             (0.02)  (0.04)  (0.04)  (0.02)
-----------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --  (0.09)  (0.06)      --
-----------------------------------------------------------------------------------------
Total distributions                                        (0.16)  (0.24)  (0.23)  (0.20)
-----------------------------------------------------------------------------------------
Net asset value, end of year                                $7.15   $7.29   $7.48   $7.41
-----------------------------------------------------------------------------------------
TOTAL RETURN                                                0.31%   0.77%   4.17%   6.69%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                     $1,145  $2,221  $2,149  $1,179
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.00%   2.00%   2.00%   2.00%
-----------------------------------------------------------------------------------------
Ratio of net income to average net assets                   2.01%   1.54%   1.71%   2.43%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                   444.20% 249.13% 508.53% 253.47%
-----------------------------------------------------------------------------------------
Without expense reimbursement:+
-----------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                   2.95%   3.02%   3.25%   6.27%
-----------------------------------------------------------------------------------------
  Ratio of net income (loss) to average net assets          1.06%   0.52%   0.46% (1.85)%
-----------------------------------------------------------------------------------------

-------------

See footnotes on page 32.

CLASS R
------------------------------------------------------------------------------------
                                                            YEAR ENDED
                                                           SEPTEMBER 30,  4/30/03**
                                                          ---------------    TO
                                                           2005    2004    9/30/03
--------------------------------------------------------------------------
PER SHARE DATA:O
------------------------------------------------------------------------------------
Net asset value, beginning of period                        $7.29   $7.48    $7.42
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.18    0.15     0.06
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.12)  (0.06)     0.09
------------------------------------------------------------------------------------
Total from investment operations                             0.06    0.09     0.15
------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.18)  (0.15)   (0.06)
------------------------------------------------------------------------------------
  Dividends in excess of net investment income             (0.02)  (0.04)   (0.03)
------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --  (0.09)       --
------------------------------------------------------------------------------------
Total distributions                                        (0.20)  (0.28)   (0.09)
------------------------------------------------------------------------------------
Net asset value, end of period                              $7.15   $7.29    $7.48
------------------------------------------------------------------------------------
TOTAL RETURN                                                0.88%   1.31%    1.98%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $2      $2       $2
------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.50%   1.50%    1.50%*
------------------------------------------------------------------------------------
Ratio of net income to average net assets                   2.51%   2.04%    1.94%*
------------------------------------------------------------------------------------
Portfolio turnover rate                                   444.20% 249.13%  508.53%++
------------------------------------------------------------------------------------
Without expense reimbursement:+
------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                   2.45%   2.52%    1.69%*
------------------------------------------------------------------------------------
  Ratio of net income (loss) to average net assets          1.56%   1.02%    1.75%*
------------------------------------------------------------------------------------

-------------

 OPer share amounts are based on average shares outstanding.

 *Annualized.
**Commencement of offering of shares.

 +Seligman has agreed to reimburse certain expenses of the Fund.

++For the year ended September 30, 2003.

How to Contact Us


THE FUND............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information


The following information is available without charge, upon request by calling, toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.


Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/ Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.


SEC File Number:  811-10423


                                    [GRAPHIC]

                                                                     PROSPECTUS

                                                               February 1, 2006

                                                                 Class I Shares
Seligman
Investment Grade
Fixed Income Fund, Inc.

          Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk and, Secondly, Capital Appreciation

The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

TXIGI 2/06 CI

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



     THE FUND

           Investment Objectives.......................................  1

           Principal Investment Strategies.............................  1

           Principal Risks.............................................  2

           Portfolio Holdings..........................................  4

           Past Performance............................................  4

           Fees and Expenses...........................................  6

           Management..................................................  7

     SHAREHOLDER INFORMATION

           Pricing of Fund Shares...................................... 12

           How to Buy Fund Shares...................................... 12

           How to Exchange Shares Among the Seligman Mutual Funds...... 13

           How to Sell Shares.......................................... 13

           Important Policies That May Affect Your Account............. 13

           Frequent Trading of Fund Shares............................. 13

           Dividends and Capital Gain Distributions.................... 15

           Taxes....................................................... 15

           The Seligman Mutual Funds................................... 17

     FINANCIAL HIGHLIGHTS.............................................. 20

     HOW TO CONTACT US................................................. 21

     FOR MORE INFORMATION................................ back cover.......

The Fund

Investment Objectives

The Fund seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will normally invest at least 80% of its net assets in a diversified portfolio of investment grade fixed-income securities. The Fund may invest in securities of any duration.

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody's Investors Service ("Moody's") or by Standard & Poor's Ratings Services ("S&P"), or, if unrated, deemed by the Fund's manager to be of comparable quality. They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

The Fund may invest up to 20% of its net assets in debt securities rated Ba by Moody's or BB by S&P, or, if unrated, debt securities deemed by the Fund's manager to be of comparable quality. These high-yield, high-risk, medium to lower quality bonds and notes, as well as those rated lower, are commonly referred to as "junk bonds." The Fund will not invest in junk bonds rated below Ba by Moody's or BB by S&P, or, if unrated, junk bonds deemed by the Fund's manager to be of comparable quality.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("144A Securities"). The Fund will invest its net assets primarily in US dollar-denominated fixed-income securities of US issuers. However, the Fund may also invest in US dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 10% of its net assets in non-US dollar-denominated fixed-income securities of US or foreign issuers.

The Fund's investment limitations and Moody's and S&P ratings restrictions will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

The Fund's investment approach combines macroeconomic analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. The Fund's manager considers trends in the fixed-income market and evaluates long-term trends in interest rates. Generally, if the Fund's manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the Fund's manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities (securities with longer maturities typically offer higher yields but are subject to greater price volatility than securities with shorter maturities). In considering how much of the Fund's assets to invest in any fixed-income market sector, the manager will look at the relative value offered by the specific sectors. In selecting individual securities for the Fund, the Fund's manager evaluates each security's particular characteristics, such as duration, yield, quality, and relative value.

The Fund generally sells securities when the Fund's manager believes that: the direction of long-term interest rates is changing; credit quality of the issuer is deteriorating; better opportunities exist in the market; yield spreads have become too narrow to justify the added volatility of securities with longer maturities. The Fund may also sell securities to meet cash requirements.


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's manager are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional shares). The Fund may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objectives.


The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee that the Fund will achieve its objectives.

Principal Risks


The Fund's net asset value, yield and total return will fluctuate with changes in the yield and market value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them. The principal factors that may affect the value of the Fund's securities holdings are: (i) changes in interest rates, (ii) the credit worthiness of the issuers of securities held by the Fund, (iii) unanticipated prepayment, and (iv) the decline of the bond market.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the Fund's manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.


Interest-Rate Risk. Changes in market interest rates will affect the value of securities held by the Fund. Generally, the market value of fixed-income securities moves in the opposite direction of interest rates; the market value decreases when interest rates rise and increases when interest rates fall. The Fund's net asset value per share generally moves in the same direction as the market value of the securities that it holds. Therefore, if interest rates rise, you should expect the Fund's net asset value per share to fall.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Fund holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of a shorter duration.

Credit Risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a fixed-income security would not be able to make interest and/or principal payments. If the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.


While the Fund is required to invest at least 80% of its assets in securities rated investment grade, there is no guarantee that these securities are free from credit risk. Ratings by Moody's and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Prepayment Risk. Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.


Market Risk. Fixed income securities are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds depends on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.


The Fund is also subject to the following risks:

Junk-Bond Risk. Junk bonds in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade securities. Junk bonds have a greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.


An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's investment grade securities will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated junk bonds is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Junk bonds, like investment grade securities, are traded principally by dealers in the over-the-counter market. The market for junk bonds may be less active and less liquid than for higher-rated investment-grade bonds. Under adverse market, economic or other conditions, the secondary market for these junk bonds could contract further, causing the Fund difficulties in valuing and selling its securities.


Foreign Securities and Illiquid Securities Risk. Foreign securities and illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and custody risks.

Zero-Coupon and Pay-In-Kind Risk. "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

Portfolio Turnover risk. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower its yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Website References

The references in this Prospectus to the investment manager's website or any other website are inactive textual references, and information contained in or otherwise accessible through those websites do not form a part of this Prospectus.


Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance


The performance information below provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares compares to two widely-used measures of performance.



Although the Fund's fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Both the bar chart and table below the chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Since the Fund's inception, Seligman has contractually undertaken to reimburse expenses, other than management fees and 12b-1 fees, that exceed 0.50% per annum of the Fund's average daily net assets. Such reimbursement will remain in effect at least until January 31, 2007. Absent such reimbursements, returns would have been lower. There are no 12b-1 fees in respect of the Fund's Class I shares.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

CLASS I ANNUAL TOTAL RETURN - CALENDAR YEAR


                          [CHART]

         2002        2003        2004         2005
        -----       -----       -----        -----
        8.82%       4.44%       2.57%        1.17%

              Best quarter return: 5.51% - quarter ended 9/30/02.

            Worst quarter return: (2.67)% - quarter ended 6/30/04.

CLASS I AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                       SINCE
                                                               ONE   INCEPTION
  CLASS I                                                      YEAR  11/30/01
  ----------------------------------------------------------------------------
  Return before taxes                                          1.17%   3.88%
  ----------------------------------------------------------------------------
  Return after taxes on distributions                         (0.07)   2.45
  ----------------------------------------------------------------------------
  Return after taxes on distributions and sale of Fund shares  0.76    2.47
  ----------------------------------------------------------------------------
  LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                      2.37    5.20
  ----------------------------------------------------------------------------
  LIPPER CORPORATE DEBT BBB-RATED FUNDS AVERAGE                2.88    6.61
  ----------------------------------------------------------------------------

-------------

The Lehman Brothers Government/Credit Index ("Lehman Brothers Index") and the Lipper Corporate Debt BBB-Rated Funds Average ("Lipper Average") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lehman Brothers Index does not reflect any fees, sales charges or taxes, and the Lipper Average does not reflect any sales charges or taxes. The Lehman Brothers Index measures the performance of all bonds that are investment-grade (rated Baa or higher by Moody's, and if unrated by Moody's, BBB or higher by S&P), and the Lipper Average comprises mutual funds that invest at least 65% of total assets in corporate and government debt issues rated in the top four grades. Investors cannot invest directly in an average or index.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


       SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
       ------------------------------------------------------------------
       Maximum Sales Charge (Load) on Purchases                     none
       ------------------------------------------------------------------
       Maximum Contingent Deferred Sales Charge (Load) (CDSC) on
        Redemptions                                                 none
       ------------------------------------------------------------------

       ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
        FROM FUND ASSETS)
       ------------------------------------------------------------------
       (as a percentage of average net assets)
       ------------------------------------------------------------------
       Management Fees                                              0.50%
       ------------------------------------------------------------------
       Distribution and/or Service (12b-1) Fees                     none
       ------------------------------------------------------------------
       Other Expenses/(2)/                                          0.62%
       ------------------------------------------------------------------
       Total Annual Fund Operating Expenses/(1)/                    1.12%
       ------------------------------------------------------------------
       (1)Less: Expense Reimbursement                               0.12%
       ------------------------------------------------------------------
        NetOperating Expenses                                       1.00%
       ------------------------------------------------------------------
       (2)Seligman has contractually undertaken to reimburse the Fund's
          "other expenses" (other than management fees and 12b-1 fees)
          to the extent they exceed 0.50% per annum of average daily net assets of the Fund. This undertaking will remain in effect at least until January 31, 2007. There are no 12b-1 fees in
          respect of the Fund's Class I shares.
       ------------------------------------------------------------------

EXAMPLE


This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses through January 31, 2007 (which reflect the contractual expense reimbursement described above) and (ii) after January 31, 2007, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class I  $102   $344    $605    $1,352
                    ---------------------------------------



MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.3 billion in assets as of December 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2005, of approximately $8.1 billion.

The Fund pays Seligman a management fee for its services. The management fee rate equals a percentage of the daily net assets of the Fund. For the fiscal year ended September 30, 2005, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.50% of the Fund's average daily net assets. Since the Fund's inception, Seligman has contractually agreed to reimburse expenses (other than management fees and 12b-1 fees) that exceed 0.50% per annum of the Fund's average daily net assets. Such reimbursement will remain in effect at least until January 31, 2007. For the fiscal year ended September 30, 2005, the amount reimbursed was equal to 0.12% of the Fund's average daily net assets.

A discussion regarding the basis for the Fund Board of Director's approval of the investment management agreement between the Fund and Seligman is available in the Fund's Statement of Additional Information and will be made available annually in the Fund's semi-annual report, dated March 31.


PORTFOLIO MANAGEMENT


The Fund is managed by Seligman's Investment Grade Team. The Investment Grade Team is headed by Mr. Christopher J. Mahony. Mr. Mahony, a Senior Vice President, Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. Mr. Mahony is also Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman U.S. Government Securities Fund (a series of Seligman High Income Fund Series), as well as Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Investment Grade Fixed Income Portfolio and Seligman Cash Management Portfolio. Mr. Mahony joined Seligman in April 2001. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed income portfolios.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.



AFFILIATES OF SELIGMAN
Seligman Advisors, Inc.:
The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.


Seligman Data Corp. ("SDC"):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.







Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information


The Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.


Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.


  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.


If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.


Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.


How to Buy Fund Shares


Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund, and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the NSCC or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.


To make your initial investment in the Fund, an account must be established by SDC.

How to Exchange Shares Among the Seligman Mutual Funds


You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.


How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or


.. Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund,

Seligman Advisors (the Fund's distributor), or SDC (the Fund's shareholder servicing agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.


Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwit tingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.


To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily income dividends.



Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.


If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check, by wire transfer or directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.




  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.


Taxes


The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.


Seligman Emerging Markets Fund+
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of medium-sized companies.


LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+
Seeks long-term capital appreciation.

Seligman International Growth Fund+
Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund+
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------


Seligman High-Yield Fund+
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Investment Grade Fixed Income Fund+
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.


MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

         California           Louisiana            New Jersey
         . High-Yield         Maryland             New York
         . Quality            Massachusetts        North Carolina
         Colorado             Michigan             Ohio
         Florida              Minnesota            Oregon
         Georgia              Missouri             Pennsylvania
                                                   South Carolina

* A small portion of income may be subject to state and local taxes.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+
Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund+

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.


Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2025+
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.



Seligman TargETFund 2015+
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core+
Seeks capital appreciation and preservation of capital with current income.

-------------
+ Offers Class I shares.

Financial Highlights


The table below is intended to help you understand the financial performance of the Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges or taxes and is not annualized. Deloitte & Touche, LLP, Independent Registered Public Accounting Firm, has audited this financial information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



CLASS I
---------------------------------------------------------------------------------------
                                                                              11/30/01*
                                                   YEAR ENDED SEPTEMBER 30,     TO
                                                   -----------------------   09/30/02
                                                    2005     2004    2003   -----------
----------------------------------------------------------------------------
PER SHARE DATA:**
---------------------------------------------------------------------------------------
Net asset value, beginning of period                 $7.29    $7.48   $7.41     $7.13
---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                0.21     0.18    0.20      0.20
---------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
   investments                                      (0.12)   (0.06)    0.17      0.30
---------------------------------------------------------------------------------------
Total from investment operations                      0.09     0.12    0.37      0.50
---------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income               (0.21)   (0.18)  (0.20)    (0.20)
---------------------------------------------------------------------------------------
 Dividends in excess of net investment income       (0.02)   (0.04)  (0.04)    (0.02)
---------------------------------------------------------------------------------------
 Distributions from net realized capital gain           --   (0.09)  (0.06)        --
---------------------------------------------------------------------------------------
Total distributions                                 (0.23)   (0.31)  (0.30)    (0.22)
---------------------------------------------------------------------------------------
Net asset value, end of period                       $7.15    $7.29   $7.48     $7.41
---------------------------------------------------------------------------------------
TOTAL RETURN                                         1.30%    1.76%   5.26%     7.19%
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)            $7,586   $5,740  $3,715    $1,709
---------------------------------------------------------------------------------------
Ratio of expenses to average net assets              1.00%    0.98%   1.00%     1.00%+
---------------------------------------------------------------------------------------
Ratio of net investment income to average net
 assets                                              3.01%    2.56%   2.71%     3.37%+
---------------------------------------------------------------------------------------
Portfolio turnover rate                            444.20%  249.13% 508.53%   253.47%++
---------------------------------------------------------------------------------------
Without expense reimbursement:o
---------------------------------------------------------------------------------------
 Ratio of expenses to average net assets             1.12%            1.08%     5.10%+
---------------------------------------------------------------------------------------
 Ratio of net income (loss) to average net assets    2.89%            2.63%   (0.73)%+
---------------------------------------------------------------------------------------

-------------
 *Commencement of offering of shares.

**Per share amounts are based on average shares outstanding.
 oSeligman has contractually agreed to reimburse certain expenses of the Fund.

 +Annualized.
++For the fiscal year ended September 30, 2002.

How to Contact Us


THE FUND............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The following information is available without charge upon request: Call toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.


This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section Washington, DC 20549-0102.


SEC File Number:  811-10423

               SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

                      Statement of Additional Information

                               February 1, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450
     For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Investment
Grade Fixed Income Fund, Inc. ("Fund"), dated February 1, 2006, offering
Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus dated February 1, 2006, offering Class I shares (together, the "Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in their entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The references in this SAI to the investment manager's website or any other website are inactive textual references, and information contained in or otherwise accessible through these websites do not form a part of this SAI.


                               Table of Contents


        Fund History................................................  2
        Description of the Fund and its Investments and Risks.......  2
        Management of the Fund......................................  7
        Control Persons and Principal Holders of Securities......... 13
        Investment Advisory and Other Services...................... 14
        Portfolio Manager........................................... 21
        Portfolio Transactions and Other Practices.................. 22
        Capital Stock and Other Securities.......................... 23
        Purchase, Redemption, and Pricing of Shares................. 24
        Taxation of the Fund........................................ 30
        Underwriters................................................ 31
        Calculation of Yield and Performance Data................... 33
        Financial Statements........................................ 36
        General Information......................................... 36
        Appendix A.................................................. 37


TXIG1

                                 Fund History

The Fund was incorporated under the laws of the state of Maryland on June 21, 2001.

             Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.



Foreign Securities. The Fund may invest a substantial portion of its total assets in US dollar-denominated fixed-income securities of foreign issuers, including foreign corporations, governments or their agencies or instrumentalities. It may also invest up to 10% of its total assets in non-US dollar-denominated fixed-income securities of US and foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign fixed-income securities and their markets may not be as liquid as US securities and their markets. Securities of foreign issuers may involve greater market risk than securities of US issuers, and foreign custody fees are generally higher than in the United States. Investments in foreign fixed-income securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. The Fund will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

When-Issued or Forward Commitment Securities. The Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase a security on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Fund may sell these securities before the purchase settlement date if it is deemed advisable.

An account for the Fund investing in when-issued or forward commitment securities, consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established with the Fund's custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account or the sale of other securities or, although the Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund's payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund's assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by the Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.


Repurchase Agreements. The Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.


Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended ("1933 Act")) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act, and the investment manager, acting pursuant to procedures approved by the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitations on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Money Market Instruments. The Fund may invest a portion of its assets in cash equivalents as the Fund's manager deems appropriate. Cash equivalents may include money market instruments such as US Government obligations, bank obligations and commercial paper.

US Government Obligations. US Government obligations are obligations issued and/or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.


Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

Mortgage-Related Securities. The Fund may invest in mortgage-related obligations, which include but are not limited to, collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities. The returns of mortgage-related obligations are determined by, among other things, the prepayment rates of the underlying mortgage assets. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Mortgage-related obligations may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in such securities notwithstanding the assignment of the highest ratings to such securities.

Collateralized Mortgage Obligations. The Fund may also invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs,
(c) unsecuritized conventional mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by the Government National Mortgage Association ("GNMA"). All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The GNMA is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are generally structured in two classes that receive different proportions of interest and principal payments on the underlying collateral or, in some cases, receive only the interest portion of the cash flow ("interest-only" securities or "IOs") or only the principal portion ("principal-only" securities or "POs"). The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity and market value of IOs. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may experience the loss of interest income, an adverse impact on the value of the IO and failure to recoup all or a portion of its initial purchase price, even though the IO may be rated in the highest category for investment grade fixed-income securities. POs are subject to the risk of slower than anticipated principal payments, which would have the economic effect of lengthening the maturity of these instruments and thereby reducing their return relative to comparable fixed income securities. Stripped mortgage-backed securities may be illiquid because they lack an established secondary trading market.


Fundamental Restrictions


The Fund is subject to fundamental policies that place restrictions on certain types of investments. The Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, the Fund may not:

  . Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended ("1940 Act");

  . Invest 25% or more of its total assets, taken at market value, in the securities of issuers in any particular industry, except securities issued or guaranteed by the US Government and its agencies and instrumentalities;

  . Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

  . Make loans, except that the acquisition of bonds, debentures or other corporate fixed-income securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities; and except that the Fund may lend cash to any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by applicable law or regulation, or any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group;

  .   Issue senior securities or borrow money, except that the Fund may
      (i) borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) borrow up to an additional 5% of its total assets for temporary purposes
      (iii) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) purchase securities on margin to the extent permitted by applicable law and (v) borrow cash from any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectuses and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

  . Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities; or

  . Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Fund may not change its investment objectives without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.


Under Rule 35d-1(a)(2)(i) and (a)(2)(ii) of the 1940 Act, the Fund also may not change its investment strategy of investing at least 80% of its net assets in investment grade fixed-income securities without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.

Temporary Defensive Position

For temporary defensive purposes in response to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the US. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition are one year or less are excluded from the calculation. The Fund's portfolio turnover rate for the fiscal years ended September 30, 2005 and 2004 were 444.20% and 249.13%, respectively. The portfolio turnover rate in 2005 was higher than in 2004 as the Fund participated in the more active new issuance market to capture the spread premium available in new issues relative to issues currently outstanding. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.


Disclosure of Portfolio Holdings


The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund's investment manager, J. & W. Seligman & Co. Incorporated ("Seligman") (www.seligman.com). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Directors, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors, Inc. ("Seligman Advisors") and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of Fund shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Directors regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT and Institutional Shareholder Services ("ISS") in connection with proxy voting services provided. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Fund's CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.


                            Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information


Information with respect to the Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.



                                                                                  Number of
                                                                                 Portfolios
                            Term of                                                in Fund
                           Office and    Principal Occupation(s) During Past 5     Complex
Name, (Age), Position(s) Length of Time        Years, Directorships And           Overseen
With Fund                   Served*                Other Information             by Director
------------------------ --------------  -------------------------------------   -----------
                                   INDEPENDENT DIRECTORS

  John R. Galvin (76)     2001 to Date  Dean Emeritus, Fletcher School of Law        58
  Director                              and Diplomacy at Tufts University;
                                        Director or Trustee of each of the
                                        investment companies of the Seligman
                                        Group of Funds**; and Chairman
                                        Emeritus, American Council on Germany.
                                        Formerly, Director, Raytheon Co.
                                        (defense and commercial electronics)
                                        and Governor of the Center for Creative
                                        Leadership. From February 1995 until
                                        June 1997, he was a Director, USLIFE
                                        Corporation (life insurance). From June
                                        1987 to June 1992, he was the Supreme
                                        Allied Commander, NATO and the
                                        Commander-in-Chief, United States
                                        European Command.

                                                                                   Number of
                                                                                  Portfolios
                             Term of                                                in Fund
                            Office and    Principal Occupation(s) During Past 5     Complex
Name, (Age), Position(s)  Length of Time        Years, Directorships And           Overseen
With Fund                    Served*                Other Information             by Director
------------------------  --------------  -------------------------------------   -----------
                                   INDEPENDENT DIRECTORS

Alice S. Ilchman (70)      2001 to Date  President Emerita, Sarah Lawrence            58
Director                                 College; Director or Trustee of each of
                                         the investment companies of the
                                         Seligman Group of Funds**; Director,
                                         Jeannette K. Watson Summer Fellowship
                                         (summer internships for college
                                         students); Trustee, the Committee for
                                         Economic Development; Governor, Court
                                         of Governors, London School of
                                         Economics; and Director, Public
                                         Broadcasting Service (PBS). Formerly,
                                         Trustee, Save the Children (non-profit
                                         child assistance organization);
                                         Chairman, The Rockefeller Foundation
                                         (charitable foundation); and Director
                                         (from September 1987 until September
                                         1997), New York Telephone Company.

Frank A. McPherson (72)    2001 to Date  Retired Chairman of the Board and Chief      58
Director                                 Executive Officer of Kerr-McGee
                                         Corporation (diversified energy and
                                         chemical company); Director or Trustee
                                         of each of the investment companies of
                                         the Seligman Group of Funds**; and
                                         Director, ConocoPhillips (integrated
                                         international oil corporation),
                                         Integris Health (owner of various
                                         hospitals), Oklahoma Chapter of the
                                         Nature Conservancy, Oklahoma Medical
                                         Research Foundation, Boys and Girls
                                         Clubs of Oklahoma, Oklahoma City Public
                                         Schools Foundation and Oklahoma
                                         Foundation for Excellence in Education.
                                         Formerly, Director, BOK Financial (bank
                                         holding company), Kimberly-Clark
                                         Corporation (consumer products) and the
                                         Federal Reserve System's Kansas City
                                         Reserve Bank (from 1990 until 1994).

Betsy S. Michel (63)       2001 to Date  Attorney; Director or Trustee of each        58
Director                                 of the investment companies of the
                                         Seligman Group of Funds**; and Trustee,
                                         The Geraldine R. Dodge Foundation
                                         (charitable foundation). Formerly,
                                         Chairman of the Board of Trustees of
                                         St. George's School (Newport, RI) and
                                         Trustee, World Learning, Inc.
                                         (international educational training).

Leroy C. Richie (64)       2001 to Date  Chairman and Chief Executive Officer, Q      57
Director                                 Standards Worldwide, Inc. (library of
                                         technical standards); Director or
                                         Trustee of each of the investment
                                         companies of the Seligman Group of
                                         Funds** (with the exception of Seligman
                                         Cash Management Fund, Inc.); Director,
                                         Kerr-McGee Corporation (diversified
                                         energy and chemical company) and
                                         Infinity, Inc. (oil and gas services
                                         and exploration); and Director and
                                         Chairman, Highland Park Michigan
                                         Economic Development Corp. Formerly,
                                         Trustee, New York University Law Center
                                         Foundation; Vice Chairman, Detroit
                                         Medical Center; Chairman and Chief
                                         Executive Officer, Capital Coating
                                         Technologies, Inc. (applied coating
                                         technologies); and Vice President and
                                         General Counsel (from 1990 until 1997),
                                         Automotive Legal Affairs, Chrysler
                                         Corporation.

Robert L. Shafer (73)      2001 to Date  Ambassador and Permanent Observer of         58
Director                                 the Sovereign and Military Order of
                                         Malta to the United Nations and
                                         Director or Trustee of each of the
                                         investment companies of the Seligman
                                         Group of Funds**. Formerly, Director
                                         (from May 1987 until June 1997), USLIFE
                                         Corporation (life insurance) and Vice
                                         President (from December 1973 until
                                         January 1996), Pfizer Inc.
                                         (pharmaceuticals).

James N. Whitson (70)      2001 to Date  Retired Executive Vice President and         58
Director                                 Chief Operating Officer, Sammons
                                         Enterprises, Inc. (a diversified
                                         holding company); Director or Trustee
                                         of each of the investment companies of
                                         the Seligman Group of Funds**; and
                                         Director, CommScope, Inc. (manufacturer
                                         of coaxial cable). Formerly, Director
                                         and Consultant, Sammons Enterprises,
                                         Inc. and Director, C-SPAN (cable
                                         television networks).

                        INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (67)  2001 to Date  Chairman, J. & W. Seligman & Co.             58
Director and Chairman of                 Incorporated; Chairman of the Board and
the Board                                Director or Trustee of each of the
                                         investment companies of the Seligman
                                         Group of Funds**; Chairman, Seligman
                                         Advisors, Inc., Seligman Services,
                                         Inc., and Carbo Ceramics Inc.
                                         (manufacturer of ceramic proppants for
                                         oil and gas industry); Director,
                                         Seligman Data Corp.; and President and
                                         Chief Executive Officer, The
                                         Metropolitan Opera Association.
                                         Formerly, Director, Kerr-McGee
                                         Corporation (diversified energy and
                                         chemical company) and Chief Executive
                                         Officer of each of the investment
                                         companies of the Seligman Group of
                                         Funds.

                                                                                    Number of
                                                                                   Portfolios
                              Term of                                                in Fund
                             Office and    Principal Occupation(s) During Past 5     Complex
Name, (Age), Position(s)   Length of Time        Years, Directorships And           Overseen
With Fund                     Served*                Other Information             by Director
------------------------   --------------  -------------------------------------   -----------
                         INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Brian T. Zino*** (53)       Dir. & Pres.  Director and President, J. & W.              58
Director, President and     2001 to Date  Seligman & Co. Incorporated; Chief
Chief Executive Officer      CEO: 2002    Executive Officer, President and
                              to Date     Director or Trustee of each of the
                                          investment companies of the Seligman
                                          Group of Funds**; Director, Seligman
                                          Advisors, Inc. and Seligman Services,
                                          Inc.; Chairman, Seligman Data Corp.;
                                          Member of the Board of Governors of the
                                          Investment Company Institute; and
                                          Director (formerly Vice Chairman), ICI
                                          Mutual Insurance Company.

Christopher J. Mahony (41)  2001 to Date  In addition to his responsibilities          N/A
Vice President and                        with the Fund, he is Senior Vice
Portfolio Manager                         President and Investment Officer, J. &
                                          W. Seligman & Co. Incorporated; Vice
                                          President and Portfolio Manager of
                                          Seligman Cash Management Fund, Inc.,
                                          Seligman U.S. Government Securities
                                          Fund(a series of Seligman High Income
                                          Fund Series); and Vice President of
                                          Seligman Portfolios, Inc. and portfolio
                                          manager of its Seligman Investment
                                          Grade Fixed Income Portfolio and
                                          Seligman Cash Management Portfolio. Mr.
                                          Mahony is also Vice President and
                                          Co-Portfolio Manager of Seligman Income
                                          and Growth Fund, Inc. Formerly, Senior
                                          Portfolio Manager, Fort Washington
                                          Investment Advisors, Inc. located in
                                          Cincinnati, Ohio, where he managed all
                                          third party investment-grade fixed
                                          income portfolios since 1994.

Eleanor T.M. Hoagland (54)  2004 to Date  Managing Director, J. & W Seligman &         N/A
Vice President and Chief                  Co. Incorporated; and Vice President
Compliance Officer                        and Chief Compliance Officer for each
                                          of the investment companies of the
                                          Seligman Group of Funds**.

Thomas G. Rose (48)         2001 to Date  Managing Director, Chief Financial           N/A
Vice President                            Officer and Treasurer, J. & W. Seligman
                                          & Co. Incorporated; Senior Vice
                                          President, Finance, Seligman Advisors,
                                          Inc. and Seligman Data Corp. and Vice
                                          President of each of the investment
                                          companies of the Seligman Group of
                                          Funds**, Seligman Services, Inc. and
                                          Seligman International, Inc.

Lawrence P. Vogel (49)      2001 to Date  Senior Vice President and Treasurer,         N/A
Vice President and                        Investment Companies, J. & W. Seligman
Treasurer                                 & Co. Incorporated; Vice President and
                                          Treasurer of each of the investment
                                          companies of the Seligman Group of
                                          Funds**; and Treasurer, Seligman Data
                                          Corp.

Frank J. Nasta (41)         1994 to Date  Director, Managing Director, General         N/A
Secretary                                 Counsel and Corporate Secretary, J. &
                                          W. Seligman & Co. Incorporated;
                                          Secretary, of each of the investment
                                          companies of the Seligman Group of
                                          Funds**; and Corporate Secretary,
                                          Seligman Advisors, Inc., Seligman
                                          Services, Inc., Seligman International,
                                          Inc. and Seligman Data Corp.

--------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.


** The Seligman Group of Funds currently consists of twenty-four registered investment companies.


*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W.
    Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met five times during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Fund. The Committee met once during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2005, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:



                                                              Aggregate Dollar
                                                               Range of Shares
                                         Dollar Range of Fund Owned by Director
                                           Shares Owned by     in the Seligman
Name                                           Director        Group of Funds
----                                     -------------------- -----------------
                            INDEPENDENT DIRECTORS

John R. Galvin..........................     $1-$10,000       $50,001-$100,000
Alice S. Ilchman........................     $1-$10,000        Over $100,000
Frank A. McPherson......................     $1-$10,000        Over $100,000
Betsy S. Michel.........................   $10,001-$50,000     Over $100,000
Leroy C. Richie.........................     $1-$10,000       $10,001-$50,000
Robert L. Shafer........................        None           Over $100,000
James N. Whitson........................     $1-$10,000        Over $100,000

                             INTERESTED DIRECTORS

William C. Morris.......................   $10,001-$50,000     Over $100,000
Brian T. Zino...........................   $10,001-$50,000     Over $100,000


Compensation


                                                 Pension or
                                                 Retirement  Total Compensation
                                                  Benefits     from Fund and
                                    Aggregate    Accrued as     Fund Complex
                                  Compensation  Part of Fund      Paid to
Name and Position with Fund       from Fund (1)   Expenses    Directors (1)(2)
---------------------------       ------------- ------------ ------------------
Robert B. Catell, Director(3)....     $651          N/A           $ 91,500
John R. Galvin, Director.........      719          N/A            102,000
Alice S. Ilchman, Director.......      693          N/A             99,000
Frank A. McPherson, Director.....      693          N/A             99,000
John E. Merow, Director(4).......      462          N/A             66,578
Betsy S. Michel, Director........      786          N/A            108,000
Leroy C. Richie, Director........      788          N/A            108,000
Robert L. Shafer, Director.......      693          N/A             99,000
James N. Whitson, Director.......      719          N/A            102,000

--------
(1) For the fiscal year ended September 30, 2005.

(2) At September 30, 2005, the Seligman Group of Funds consisted of twenty-four investment companies.
(3) Mr. Catell retired as a member of the Board of Directors effective
    November 28, 2005.
(4) Mr. Merow retired as a member of the Board of Directors effective May 19, 2005.

No compensation is paid by the Fund to Directors or officers of the Fund who are employees of Seligman.


The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.


Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he has accrued deferred compensation (including earning/losses) in the amount of $909 in respect of the Fund as of September 30, 2005. Mr. Whitson's accrued deferred compensation in respect of the Fund was $917 as of December 31, 2005, all of which was paid to him in January 2006.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former directors (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics


Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman, as the Fund's investment manager, will vote the proxies relating to the Fund's portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Fund's shareholders.


The financial interest of the shareholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's shareholders. As a result, Seligman generally abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.


The Committee was established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of four members including: Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.


Guidelines Summary. The Guidelines are briefly described as follows:

   1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

   2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

   3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).


   4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).


   5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

   6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

   7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

   8. Seligman will vote for proposals to effect stock splits.

   9. Seligman will vote for proposals authorizing share repurchase programs.

   10. Seligman will vote against authorization to transact unidentified business at the meeting.

   11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

   12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

   13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

   14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.


Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the U.S. or collect (212) 682-7600 outside the U.S. and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.


              Control Persons and Principal Holders of Securities

Control Persons


As of January 3, 2006, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of January 3, 2006, the following principal holders owned 5% or more of a Class of shares of the then outstanding shares of capital stock of the Fund as follows:



                                                                     Percentage
                                                                      of Total
                                                                       Shares
Name and Address                                               Class    Held
----------------                                               ----- ----------
MCB Trust Services Custodian FBO Plumbers Local Union No. 93,
  700 17/th/ Street, Suite 300, Denver, CO 80202/(1)/.........   A     60.80%
State Street Bank & Trust Co. - Seligman Time
  Horizon/Harvester Fund, 801 Pennsylvania Ave, Kansas City,
  MO 64105....................................................   A     11.72%
MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake
  Drive East, Jacksonville, FL 32246..........................   B     30.22%
CitiGroup Global House Account, 333 West 34th Street, New
  York, NY 10001..............................................   B      6.37%
Bear Stearns Securities Corp FBO Customer Account, One
  Metrotech Center North, Brooklyn, NY 11201-3859.............   B      5.85%
McDonald Investments Inc., 4900 Tiedeman Road, Brooklyn, OH
  44144.......................................................   C     25.56%

                                                                     Percentage
                                                                      of Total
                                                                       Shares
Name and Address                                               Class    Held
----------------                                               ----- ----------
Corp Defined Benefit Plan, Heldt Account, 3956 Rustic Lane,
  Vacaville, CA 95688.........................................   C       5.71%
First Clearing LLC, Arlen as Custodian, 210 E. 68th Street,
  New York, NY 10021-6018.....................................   C       5.26%
MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake
  Drive East, Jacksonville, FL 32246..........................   D      20.11%
MCB Trust Services, FBO Harvest Home Stores, Inc., 700 17th
  Street, Suite 300, Denver, CO 80202.........................   D       6.02%
MCB Trust Services FBO Hartshorne Plunkard, 700 17th Street,
  Suite 300, Denver, CO 80202.................................   D       5.82%
State Street Bank & Trust Co, FBO Parental Savings Trust Fund
  College Horizon 7, 105 Rosemont Avenue, Westwood, MA
  02090-2318..................................................   I      47.66%
State Street Bank & Trust Co, FBO Parental Savings Trust Fund
  College Horizon 2, 105 Rosemont Avenue, Westwood, MA
  02090-2318..................................................   I      49.07%
Seligman Advisors Inc., 100 Park Ave., New York, NY 10017-5516   R     100.00%

--------
(1)Plumbers Local Union No. 93 could be deemed to be a "control person" under the 1940 Act.

Management Ownership


As of January 3, 2006, Directors and officers of the Fund as a group owned less than 1% of the Class A and Class I shares of the Fund. As of the same period, Directors and officers of the Fund did not own any Class B, Class C, Class D or Class R shares of the Fund.


                    Investment Advisory and Other Services

Investment Manager


Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds". There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


In consideration of the services provided by Seligman, the Fund pays Seligman a management fee at an annual rate equal to 0.50% of the Fund's average daily net assets. For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid Seligman a management fee amounting to $140,393, $149,774 and $116,362, respectively. Seligman has contractually undertaken to reimburse portions of the Fund's expenses through January 31, 2007. For the fiscal years ended September 30, 2005, 2004 and 2003 Seligman reimbursed expenses of the Fund amounting to $212,602, $255,075 and $260,131, respectively.

The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and independent auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums, interest on borrowings and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was approved by the Board of Directors at a meeting held on July 19, 2001 and by the sole shareholder on August 27, 2001. The Management Agreement will continue in effect until December 31 of each year, if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 17, 2005 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and evaluated extensive materials from Seligman, including performance and expense information for other mutual funds derived from data compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered their overall relationship with Seligman and their confidence in Seligman's integrity and competence. In addition, they considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and an index; (2) the nature, extent and quality of investment services and administrative services rendered by Seligman;
(3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of Seligman and its affiliates in providing services of all types to the Fund and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; (9) fall-out benefits which Seligman and its affiliates receive from managing the Fund; (10) potential economies of scale as asset levels increase and whether fee levels reflect such economies; (11) information about revenue sharing arrangements Seligman has entered into; (12) information about fees Seligman charged other clients with similar investment objectives;
(13) the professional experience and qualifications of the portfolio management team and other Seligman senior personnel; and (14) the terms of the Management Agreement. The Board also considered the status of the regulatory investigations (and related matters) of the SEC and Attorney General of the State of New York relating to market timing. In its deliberations, the Board did not identify any particular information that was all-important or controlling and Directors attributed different weights to the various factors. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to an appropriate securities index. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 17, 2005 Board of Directors meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the mutual funds of the Seligman Group of Funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing the profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the research and other resources of the organization.


Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, Inc., an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated July 19, 2001, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund's investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                 Regular Dealer
                                 Sales Charge     Sales Charge    Reallowance
                                   as a % of      As a % of Net    as a % of
Amount of Purchase             Offering Price(1) Amount Invested Offering Price
------------------             ----------------- --------------- --------------
Less than $50,000.............       4.75%            4.99%           4.25%
$50,000 - $99,999.............       4.00             4.17            3.50
$100,000 - $249,999...........       3.50             3.63            3.00
$250,000 - $499,999...........       2.50             2.56            2.25
$500,000 - $999,999...........       2.00             2.04            1.75
$1,000,000 and over...........          0                0               0

(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                 Regular Dealer
                                 Sales Charge     Sales Charge    Reallowance
                                   as a % of      As a % of Net    as a % of
Amount of Purchase             Offering Price(1) Amount Invested Offering Price
------------------             ----------------- --------------- --------------
Less than $100,000............       1.00%            1.01%           1.00%
$100,000 - $249,999...........       0.50             0.50            0.50
$250,000 - $999,999...........          0                0               0

(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares sold through Level Load Intermediaries (as defined below).


Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services received commissions of $768, $54 and $20, respectively, from the sale of Fund shares.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of the Fund's Class I shares). Payments under the 12b-1 Plan may include, but are not limited to:
(1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2005 was $36,672, equivalent to 0.25% per annum of the Class A shares' average daily net assets.


Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts, (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended September 30, 2005 was $36,112, equivalent to 1% of the Class B shares' average daily net assets.


Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge ("CDSC") proceeds during the first eighteen months, twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption, and Pricing of Shares"), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2005 was $16,784, equivalent to 1% of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005, Seligman Advisors incurred $108,419 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 7.19% of net assets of Class C shares at September 30, 2005.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2005 was $15,265, equivalent to 1% of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005 Seligman Advisors incurred $260,036 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 22.71% of the net assets of Class D shares at September 30, 2005.


If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.


The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended September 30, 2005 was $17, equivalent to 0.50% of the Class R shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005, Seligman Advisors incurred $372 of expenses in respect of the Fund's Class R shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 23.80% of net assets of Class R shares at September 30, 2005.


If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

                               -----------------


Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2005, were spent on the following activities in the following amounts:



                                       Class A Class B* Class C Class D Class R
                                       ------- -------- ------- ------- -------
Compensation to underwriters.......... $   -0- $   120  $ 2,262 $5,822   $  1
Compensation to broker/dealers........  36,672   9,016   14,522  9,443     16
Other*................................     -0-  26,976      -0-    -0-    -0-



* Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was approved on July 19, 2001 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by the sole shareholder of the Fund on August 27, 2001. The 12b-1 Plan was approved in respect of Class R shares on March 20, 2003 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the

Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan will be reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2005 2004, and 2003, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $1,123, $1,143 and $1,197.


Other Service Providers


SDC which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Fund are also officers and directors of SDC.

                               Portfolio Manager

The following table sets forth certain additional information with respect to the portfolio manager of the Fund. Unless noted otherwise, all information is provided as of September 30, 2005.

Other Accounts Managed by Portfolio Manager. The table below identifies, for the portfolio manager, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on the performance of the account.



                       Registered Investment         Other Pooled
  Portfolio Manager          Companies            Investment Vehicles            Other Accounts
  -----------------   ------------------------ -------------------------- ----------------------------
Christopher J. Mahony 5 Registered Mutual      1 Pooled Investment        37 Other Accounts with
                      Funds with approximately Vehicle with approximately approximately $435.2 million
                      $402.7 million in total  $5 million in total assets in total assets under
                      assets under management. under management.          management.



Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Compensation: As compensation for his responsibilities, Mr. Mahony received a base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team; and the portfolio manager's support of marketing efforts.

The structure of the portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest: Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio manager of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which the portfolio manager has direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio manager has personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including the portfolio manager, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2005, Mr. Mahony did not own any shares of the Fund.


                  Portfolio Transactions and Other Practices

Portfolio Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.

Commissions


The Fund will not incur commissions in connection with the purchase and sale of fixed-income securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.


Dealer Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the fiscal year ended September 30, 2005, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. As of September 30, 2005, the Fund held (i) securities of Bank of America Corp., the parent company of Bank America Securities, with an aggregate value of $292,288, (ii) securities of Citigroup, Inc. with an aggregate value of $300,561, and (iii) securities of Lehman Brothers, Inc. with an aggregate value of $155,809.


                      Capital Stock and Other Securities

Capital Stock

Shares of capital stock of the Fund have a par value of $.001 and are divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of the Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the "Breakpoint Discounts").

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.


If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.


Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:

   1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4) to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors or to a "fund of funds" in the Seligman Group;

(9) to certain "eligible employee benefit plans" as discussed above;

(10)to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11)in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, either alone or through a volume discount, Right of Accumulation or Letter of Intent, are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.


See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                                       CDSC
--------------------                                                       ----
Less than 1 year..........................................................  5%
1 year or more but less than 2 years......................................  4%
2 years or more but less than 3 years.....................................  3%
3 years or more but less than 4 years.....................................  3%
4 years or more but less than 5 years.....................................  2%
5 years or more but less than 6 years.....................................  1%
6 years or more...........................................................  0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C


Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described below), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased after through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper
Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D


Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares.


Class R


Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares.


Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)in connection with (1) distributions from retirement plans qualified under
   Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
   Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age
   59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4)in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)in whole or in part, in connection with systematic withdrawals;

(6)in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7)on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8)on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for the Fund's shares will have an active and substantial market and have a value which is readily ascertainable.


Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or security market or for which there is no last sales price are valued at the mean of the most recent bid and asked price, either by independent pricing services based on bid prices that consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, act of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Foreign currency exchange rates are also generally determined in accordance with procedures approved by the Board of Directors. Any other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.


For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class B, Class D, Class I and Class R shares are sold at NAV/(2)/. Using each Class's NAV at September 30, 2005 the maximum offering price of the Fund's shares is as follows:



Class A
   Net asset value and offering price per share.......................... $7.15
   Maximum sales charge (4.75% of offering price)........................  0.36
   Offering price to public.............................................. $7.51
                                                                          =====
Class B
   Net asset value and offering price per share/(2)/..................... $7.15
                                                                          =====
Class C
   Net asset value and offering price per share.......................... $7.15
   Maximum sales charge (1.00% of offering price/(1)/)...................  0.07
   Offering price to public.............................................. $7.22
                                                                          =====
Class D
   Net asset value and offering price per share/(2)/..................... $7.15
                                                                          =====
Class I
   Net asset value and offering price per share.......................... $7.15
                                                                          =====
Class R
   Net asset value and offering price per share/(2)/..................... $7.15
                                                                          =====

--------
(1)In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under Purchase, Redemption and Pricing of Shares.


(2)Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of purchase of a retirement plan's initial purchase.

Redemption in Kind


The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or when it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.


Anti-Money Laundering


As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

                             Taxation of the Fund


The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net ordinary income and net short-term capital gains are distributed to shareholders each year.


Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.


Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for treatment as qualified dividend income for non-corporate shareholder or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal tax distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.


Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.



Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.


The Fund is subject to a 4% nondeductible excise tax on the underdistribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year at least 98% of its capital gain net income realized during the one-year period ending September 30 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.


Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from U.S. withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                                 Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distribution Agreement, dated July 19, 2001 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2005, September 30, 2004 and 2003, amounted to $5,047, $9,341 and $21,303 respectively, of which $589, $1,123 and $1,288 was retained in 2005, 2004 and 2003, respectively, by Seligman Advisors.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund for the fiscal year ended September 30, 2005:



                            Compensation on
    Net Underwriting        Redemptions and
     Discounts and            Repurchases
  Commissions (Class A     (CDSC on Class A,
   and Class C Sales   Class C, Class D and Class  Brokerage       Other
   Charges Retained)     R Shares Retained) (1)   Commissions Compensation (2)
  -------------------- -------------------------- ----------- ----------------
          $589                   $3,982               $0           $8,205



(1)Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan."

(2)During the fiscal year ended September 30, 2005, Seligman Advisors received certain compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed under "Rule 12b-1 Plan."


Other Payments

Seligman Advisors will pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors will pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                   Calculation of Yield and Performance Data


The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Seligman has contractually undertaken to reimburse the Fund's "Other Expenses" (i.e., those other than the management and 12b-1 fees) to the extent that they exceed
0.50% per annum of average daily net assets through January 31, 2007. Absent such reimbursements, the Fund's returns and yields would have been lower.


Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge ("CDSC"), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The annualized yield for the 30-day period ended September 30, 2005 for the Class A shares of the Fund was 3.12%. The annualized yield was computed by dividing the Fund's net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2005, which was the last day of the period. The average number of Class A shares of the Fund was 1,998,040, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


The average annual total returns for the Class A shares of the Fund for the one-year period ended September 30, 2005 and the period from October 1, 2001 (inception) through September 30, 2005 were (3.70)% and 2.45%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed.

The cumulative total return for the Class A shares of the Fund for the period from October 1, 2001 (commencement of offering of shares) through the fiscal year ended September 30, 2005 was 10.18%. Thus, a $1,000 investment in Class A shares of the Fund made on October 1, 2001 had a value of $1,102 on September 30, 2005.


Class B


The annualized yield for the 30-day period ended September 30, 2005 for the Class B shares of the Fund was 2.52%. The annualized yield was computed as discussed above for Class A shares. The average number of Class B shares of the Fund was 442,230, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class B shares of the Fund for the one-year period ended September 30, 2005 and the period from October 1, 2001 (inception) through September 30, 2005 were (4.60)% and 2.26%, respectively. These returns were computed by assuming that all of the dividends and capital gain distributions paid by Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the applicable CDSC.

The cumulative total return for Class B shares of the Fund from the period October 1, 2001 (commencement of offering of shares) through September 30, 2005 was 9.35%. Thus, a $1,000 investment in Class B shares of the Fund made on October 1, 2001 had a value of $1,094 on September 30, 2005.


Class C


The annualized yield for the 30-day period ended September 30, 2005 for the Class C shares of the Fund was 2.50%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 212,033, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the Fund for the one-year period ended September 30, 2005 and the period from October 1, 2001 (inception) through September 30, 2005 were (1.62)% and 2.70%, respectively. These returns were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund's Class C shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Class C shares of the Fund for the period October 1, 2001 (commencement of offering of shares) through September 30, 2005 was 11.25%. Thus, a $1,000 investment in Class C shares of the Fund made on October 1, 2001 had a value of $1,113 on September 30, 2005.


Class D


The annualized yields for the 30-day period ended September 30, 2005 for the Class D shares of the Fund was 2.53%. The annualized yields were computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 163,339, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class D shares of the Fund for the one-year period ended September 30, 2005 and the period from October 1, 2001 (inception) through September 30, 2005 were (0.67)% and 2.95%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Class D shares of the Fund for the period from October 1, 2001 (commencement of offering of shares) through September 30, 2005 was 12.35%. Thus, a $1,000 investment in Class D shares of the Fund made on October 1, 2001 had a value of $1,124 on September 30, 2005.


Class I


The annualized yield for the 30-day period ended September 30, 2005 for the Class I shares of the Fund was 3.53%. The annualized yields were computed as discussed above for Class A shares. The average number of Class I shares of the Fund was 1,030,699, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total return for the Class I shares of the Fund for the one-year period ended September 30, 2005, and the period from November 30, 2001 (inception) through September 30, 2005 were 1.30% and 4.02%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed.

The cumulative total return for the Class I shares of the Fund for the period November 30, 2001 (commencement of offering of shares) through September 30, 2005 was 16.32%. Thus, a $1,000 investment in Class I shares of the Fund made on November 30, 2001 had a value of $1,163 on September 30, 2005.


Class R


The annualized yield for the 30-day period ended September 30, 2005 for the Class R shares of the Fund was 3.15%. The annualized yields were computed as discussed above for Class A shares. The average number of Class R shares of the Fund was 218, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total return for the Class R shares of the Fund for the one-year period ended September 30, 2005, and the period from April 30, 2003 (inception) through September 30, 2005 were (0.10)% and 1.72%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class R shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed.

The cumulative total return for the Class R shares of the Fund for the period April 30, 2003 (commencement of offering of shares) through September 30, 2005 was 4.22%. Thus, a $1,000 investment in Class R shares of the Fund made on April 30, 2003 had a value of $1,042 on September 30, 2005.


The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D shares and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Seligman reimbursed certain expenses of the Fund during the fiscal year ended September 30, 2005. Without these reimbursements, yields and total returns would have been lower, and the annualized yields for the 30-day period ended September 30, 2005 would have been as follows:



                                                                     Annualized
                                                                       Yield
                                                                     ----------
Class A.............................................................    2.19%
Class B.............................................................    1.55%
Class C.............................................................    1.53%
Class D.............................................................    1.55%
Class I.............................................................    3.43%
Class R.............................................................    1.82%


                             Financial Statements


The Fund's Annual Report to Shareholders for the fiscal year ended
September 30, 2005, contains a portfolio of the investments of the Fund as of September 30, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm will be furnished, without charge, to investors who request copies of this SAI.


                              General Information


Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.


Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A

                      RATINGS OF FIXED-INCOME SECURITIES

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES ("S&P") FIXED-INCOME SECURITIES


A S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, in as much as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

..   Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

..   Nature of and provisions of the obligation;

..   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
FIXED-INCOME SECURITIES

Long-Term Obligation Ratings


Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


Moody's Long-Term Rating Definitions:


Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Ratings


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

PART C. OTHER INFORMATION

Item 23. Exhibits.


   All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.




(a) Articles Supplementary dated April 24, 2003. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(a)(1) Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on November 29, 2001.)

(a)(2) Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Registration Statement filed on June 21, 2001.)

(b)    *Amended and Restated By-laws of the Registrant.

(c) Specimen Stock Certificate. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(d) Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(e) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(e)(1) Form of Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on January 28, 2003.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(g) Custody Agreement between Registrant and State Street Bank and Trust Company. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(h)    Not Applicable.

(i) Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(i)(1) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on November 29, 2001.)

(i)(2) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(j)    *Consent of Independent Registered Public Accounting Firm.

(k)    Not Applicable.

PART C. OTHER INFORMATION



(l) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on November 29, 2001.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, B, C, and D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(m) Amended and Restated Administration, Shareholder Services and Distribution Plan of the Registrant. Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(m)(1) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's
       Post-Effective Amendment No. 39 filed on January 28, 2003.)

(m)(2) Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3) Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of
       Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference as Exhibit (m)(8) to Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.

(m)(8) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(n) Plan of Multiple Class of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(p) Amended and Restated Code of Ethics of the Registrant. (Incorporated by reference as Exhibit (p) to Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.


(Other Exhibits)

       (a) Powers of Attorney. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)




Item 24.  Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as Exhibit 23(a) to Registrant's Registration Statement, filed on Form N-1A on June 21, 2001, and Article Tenth of Registrant's Amended and Restated By-laws filed herewith.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 43 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 30, 2006.

Item 27.  Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter follow: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

(b)Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                            Seligman Advisors, Inc.
                             As of January 3, 2006


(1)                         (2)                       (3)
Name and Principal          Positions and Offices     Positions and Offices
Business Address            with Underwriter          with Registrant
------------------          ---------------------     ---------------------

William C. Morris*          Chairman of the Board     Chairman of the Board
                            and Director

Brian T. Zino*              Director                  President, Director and
                                                      Chief Executive Officer

David F. Stein*             Director                  None

Rodney G.D. Smith*          Director                  None

Charles W. Kadlec*          President and Director    None

Richard M. Potocki*         Managing Director,        None
                            Director of Sales

Jonathan G. Evans*          Managing Director, Sales  None

Bruce M. Tuckey*            Managing Director, Sales  None

Andrew S. Veasy*            Managing Director, Sales  None

Thomas G. Rose*             Senior Vice President,    Vice President
                            Finance

James R. Besher*            Senior Vice President,    None
                            Regional Sales Director

Gerald I. Cetrulo, III*     Senior Vice President,    None
                            Sales

Arthur A. Condron*          Senior Vice President,    None
                            Offshore Sales and
                            Administration

Jeffrey S. Dean*            Senior Vice President,    None
                            Director of Operations
                            and Business Planning

Kenneth J. Dougherty*       Senior Vice President,    None
                            Sales

T. Wayne Knowles*           Senior Vice President,    None
                            Divisional Sales Director

Michelle L. McCann-Rappa*   Senior Vice President,    None
                            Director of Marketing

Ronald W. Pond*             Senior Vice President,    None
                            Divisional Sales Director

Thomas P. Parnell*          Senior Vice President,
                            Sales

J. Jeffery Rold*            Senior Vice President,    None
                            Divisional Sales Director

Jeffery C. Pleet*           Senior Vice President,    None
                            Regional Retirement
                            Plans Manager

James C. Taylor*            Senior Vice President,    None
                            Sales

Mason S. Flinn*             Senior Vice President,    None
                            National Sales Manager
                            of Retirement Plans

Judith L. Lyon*             Senior Vice President,    None
                            Sales

Joseph J. Williams, Jr.*    Senior Vice President,    None
                            Sales

John H. Perucki*            Senior Vice President,    None
                            Regional Sales

Marcie L. Blanco*           Vice President,           None
                            Retirement Plans Manager

Matthew K. Scott*           Vice President,           None
                            Retirement Plans Manager

Daniel R. Molloy*           Vice President,           None
                            Retirement Plans Manager

Emily H. Calcagno*          Vice President, National  None
                            Accounts

Nicole C. Grogan*           Vice President, Manager,  None
                            Sales Administration and
                            Planning Managed Money

Peter J. Campagna*          Vice President,           None
                            Portfolio Advisory,
                            Managed Money

Dina L. Cutrone*            Vice President,           None
                            Retirement Marketing

Helen Delman*               Vice President, Product   None
                            Manager

Matthew Witschel*           Vice President, Manager   None
                            of Internal Sales

                            Seligman Advisors, Inc.
                             As of January 3, 2006


 (1)                          (2)                         (3)
 Name and Principal           Positions and Offices       Positions and Offices
 Business Address             with Underwriter            with Registrant
 ------------------           ---------------------       ---------------------

 Steven J. Ralff*             Vice President, Product      None
                              Manager

 Paula A. Smith*              Senior Vice President,       None
                              Product Manager

 John T. Szwed*               Vice President, Product      None
                              Manager

 Gary A. Terpening*           Vice President, Director     None
                              of Business Development

 Edward W. Urban*             Vice President, Product      None
                              Manager

 William DeSanto*             Senior Vice President,       None
                              Director of Product
                              Management

 Sean C. Hausman*             Vice President, Regional     None
                              Sales

 Brian C. Kelleher*           Vice President, Regional     None
                              Sales

 Michael Loftus*              Vice President, Regional     None
                              Sales

 John Kielmeyer*              Vice President, Regional     None
                              Sales

 Jennifer Danzi*              Vice President, Regional     None
                              Sales

 Frank J. Nasta*              Corporate Secretary          Secretary

 Paul B. Goucher*             Assistant Corporate          None
                              Secretary

 Jennifer G. Muzzey*          Assistant Corporate          None
                              Secretary

 Albert A. Pisano*            Senior Vice President,       None
                              Chief Compliance Officer

 Katherine J. Shetler*        Vice President and           None
                              Treasurer

 Julie S. Rosenberg*          Assistant Treasurer          None

 Lawrence P. Vogel*           Assistant Treasurer          Vice President and
                                                           Treasurer

 Richard C. Dluzniewski*      Assistant Treasurer          None

 Jennie Haluska*              Assistant Treasurer          None

 Sandra G. Stephens*          Assistant Vice President,    None
                              Order Desk

 Keith R. Landry*             Vice President, Manager,     None
                              Order Desk

 Karen Billias*               Vice President, Retirement   None
                              Consultant, Desk Manager

 Seth J. Barron*              Assistant Vice President,    None
                              Wealth Management Services

 Michael J. Ferry*            Vice President, Regional     None
                              Retirement Plans Manager

 Lisa M. MacDonald*           Assistant Vice President,    None
                              Sales Administration and
                              Planning

 Oscar Lagos*                 Assistant Vice President,    None
                              Operations


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)Not applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:
         (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 8 to this Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27/th/ day of January, 2006.

                                              SELIGMAN INVESTMENT GRADE FIXED
                                              INCOME FUND, INC.

                                              By: /s/ Brian T. Zino
                                                  ------------------------------
                                                  Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to this Registration Statement has been signed below by the following persons in the capacities indicated on January 27, 2006.

Signature                                  Title
---------                                  -----

/s/ Brian T. Zino              President, Director and Chief
-----------------------------  Executive Officer (Principal
Brian T. Zino                  Executive Officer)

/s/ William C. Morris          Chairman of the Board and
-----------------------------  Director
William C. Morris

/s/ Lawrence P. Vogel          Treasurer (Principal
-----------------------------  Financial and Accounting
Lawrence P. Vogel              Officer)

John R. Galvin, Director            )
Alice S. Ilchman, Director          )
Frank A. McPherson, Director        )
Betsy S. Michel, Director           )     /s/Brian T. Zino
                                          -------------------------------
Leroy C. Richie, Director           )     Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director          )
James N. Whitson, Director          )

               SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.
                      Registration Statement on Form N-1A
                        Post-Effective Amendment No. 8

                                 EXHIBIT INDEX

Form N-1A
Item No.    Description
---------   -----------

 Item 23(b) Amended and Restated By-laws

 Item 23(j) Consent of Independent Auditors